UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

APRIL 30, 2017

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 75.8%
CONSUMER DISCRETIONARY - 15.2%
Auto Components - 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,070,000	$2,085,525	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	1,200,000	1,234,500
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	1,300,000	1,321,125	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	3,030,000	3,192,862	(a)

Total Auto Components				7,834,012

Diversified Consumer Services - 0.5%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,400,000	1,270,500	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,510,000	1,653,450	(a)

Total Diversified Consumer Services				2,923,950

Hotels, Restaurants & Leisure - 5.6%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	960,000	1,005,600	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,466,542	1,466,542	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	942,875	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,710,000	2,903,087
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,160,000	1,200,600	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	780,000	818,399
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	2,970,000	3,118,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	1,091,800	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,420,000	1,487,450	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	1,270,000	1,333,500	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	420,000	472,500
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,730,000	3,187,275
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,690,000	1,736,475	(a)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	570,000	587,100	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,260,000	2,322,150	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	690,000	751,238
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	2,450,000	2,629,144	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,378,000	1,467,570	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,500,000	1,505,625	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	2,270,000	2,380,663	(a)

Total Hotels, Restaurants & Leisure				32,408,093

Household Durables - 1.3%
Beazer Homes USA Inc., Senior Notes	6.750%	3/15/25	550,000	563,750	(a)
Lennar Corp., Senior Notes	4.500%	4/30/24	690,000	698,625
PulteGroup Inc., Senior Notes	4.250%	3/1/21	440,000	456,500
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,430,000	1,451,450	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,430,000	1,451,450	(a)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	930,000	943,950
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	430,500
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,550,000	1,628,477	(a)

Total Household Durables				7,624,702

Internet & Direct Marketing Retail - 0.2%
Netflix Inc., Senior Bonds	5.500%	2/15/22	1,000,000	1,075,000

Leisure Products - 0.6%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	3,130,000	2,836,563	(a)
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	650,000	650,000

Total Leisure Products				3,486,563

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Media - 3.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	790,000	$807,775	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	2,910,000	3,123,946
DISH DBS Corp., Senior Notes	7.875%	9/1/19	500,000	556,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,970,000	5,417,300
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,170,000	1,373,288
EW Scripps Co., Senior Notes	5.125%	5/15/25	960,000	987,600	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	3,219,435	949,733	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	630,000	656,775	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,080,000	1,058,400	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	2,050,000	2,144,812	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	3,100,000	3,266,625	(a)

Total Media				20,342,504

Multiline Retail - 0.2%
Jo-Ann Stores Holdings Inc., Senior Notes	9.750%	10/15/19	1,350,000	1,316,250	(a)(b)

Specialty Retail - 1.7%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,000,000	2,145,000	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	690,000	719,325
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	617,250	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	1,000,000	1,027,500	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,040,000	1,702,400	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,210,000	1,039,087	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,130,000	1,035,363	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,460,000	1,511,100	(a)

Total Specialty Retail				9,797,025

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	997,500	(a)

TOTAL CONSUMER DISCRETIONARY				87,805,599

CONSUMER STAPLES - 4.3%
Beverages - 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,760,000	2,608,200	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,470,000	1,499,400	(a)

Total Beverages				4,107,600

Food & Staples - 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	980,000	999,600	(a)

Food & Staples Retailing - 0.5%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,060,000	2,918,475	(a)

Food Products - 2.4%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	1,500,000	1,676,250	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	3,100,000	3,208,500	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	2,360,000	2,466,200	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	3,760,000	3,948,000	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,230,000	2,374,950	(a)

Total Food Products				13,673,900

Tobacco - 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,561,000	2,221,027
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	690,000	717,600	(a)

Total Tobacco				2,938,627

TOTAL CONSUMER STAPLES				24,638,202

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 11.9%
Energy Equipment & Services - 0.8%
CGG, Senior Notes	6.500%	6/1/21	2,300,000	$1,104,000
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,250,000	2,314,687	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	548,100
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	717,738	(a)

Total Energy Equipment & Services				4,684,525

Oil, Gas & Consumable Fuels - 11.1%
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,800,000	3,914,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,890,000	2,201,850	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	1,360,000	1,377,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	565,600
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	2,070,000	1,935,450
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,140,000	1,140,000	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	140,000	135,730
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	658,413
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	71,925
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,260,000	2,149,825
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	410,000	330,050
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	757,500
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	1,120,000	1,158,500	(a)
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Senior Notes	7.875%	7/15/21	2,087,000	2,196,567	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	530,000	563,125	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	1,980,000	2,182,202	(a)
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000	725,700	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	980,000	879,550	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	1,130,000	1,161,075
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,070,000	1,562,850	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	680,000	681,700
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	817,950
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,420,000	1,427,100	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,500,000	1,522,500
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	270,000	274,725
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	390,000	395,850
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	5,930,000	3,053,950	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	560,000	595,000	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,390,000	1,473,400
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000	294,750
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000	51,675	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,210,000	$1,202,437	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,334,000	3,502,800
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000	4,081,200	(a)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	2,640,000	2,692,800	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,820,000	2,742,450
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,396,197	2,396,197	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000	1,428,990
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000	639,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	310,000	324,338
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	780,000	772,200
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	970,000	997,888
WPX Energy Inc., Senior Notes	7.500%	8/1/20	350,000	372,750
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000	561,000
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,510,000	2,811,200
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	2,530,000	2,868,387	(a)

Total Oil, Gas & Consumable Fuels				63,649,149

TOTAL ENERGY				68,333,674

FINANCIALS - 7.0%
Banks - 1.5%
Barclays Bank PLC, Subordinated Notes	7.750%	4/10/23	3,000,000	3,158,061	(f)
CIT Group Inc., Senior Notes	5.500%	2/15/19	310,000	328,212	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,821,000	1,964,404
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,320,000	1,460,164	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,050,000	1,136,100	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000	680,863

Total Banks				8,727,804

Capital Markets - 0.4%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,490,000	1,564,500
Eagle Holding Co. II LLC, Senior Notes	7.625%	5/15/22	560,000	571,900	(a)(b)

Total Capital Markets				2,136,400

Consumer Finance - 2.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,617,688
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,000,000	3,393,750
FirstCash Inc., Senior Notes	6.750%	4/1/21	1,220,000	1,281,000
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000	3,120,000
Navient Corp., Senior Notes	6.625%	7/26/21	880,000	933,900
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000	2,163,150
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000	2,334,150	(a)

Total Consumer Finance				14,843,638

Diversified Financial Services - 1.7%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	870,000	864,563	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.660%	12/21/65	2,450,000	2,333,625	(a)(f)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	930,000	956,737	(a)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	920,000	923,450	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	4,746,000	5,030,760	(a)

Total Diversified Financial Services				10,109,135

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 0.8%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,750,000	$1,802,500	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	2,930,000	2,914,471

Total Insurance				4,716,971

TOTAL FINANCIALS				40,533,948

HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 1.1%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	2,340,000	1,942,200
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,325,000	2,063,438	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,730,000	1,820,825	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	940,000	947,050

Total Health Care Equipment & Supplies				6,773,513

Health Care Providers & Services - 3.6%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	1,989,000
Centene Corp., Senior Notes	4.750%	5/15/22	2,640,000	2,752,200
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	740,000	755,725
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,200,000	1,321,500	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	830,000	956,907
HCA Inc., Senior Secured Notes	6.500%	2/15/20	3,200,000	3,520,192
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,540,000	2,489,200
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	3,000,000	3,232,500	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	920,000	986,700	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	525,000	536,986
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,050,000	2,088,437

Total Health Care Providers & Services				20,629,347

Pharmaceuticals - 2.0%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	490,000	422,012	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,600,000	1,412,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	350,000	302,313	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,240,000	1,030,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	6,840,000	5,292,450	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	400,000	324,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,950,000	1,450,312	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	1,160,000	1,190,450	(a)

Total Pharmaceuticals				11,424,787

TOTAL HEALTH CARE				38,827,647

INDUSTRIALS - 10.0%
Aerospace & Defense - 1.0%
Bombardier Inc., Senior Notes	7.750%	3/15/20	1,310,000	1,423,642	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,050,000	3,088,125	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,280,000	1,332,800

Total Aerospace & Defense				5,844,567

Air Freight & Logistics - 0.5%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	430,000	406,350
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	20,000	21,250	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,450,000	2,581,687	(a)

Total Air Freight & Logistics				3,009,287

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - 0.8%
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	105,128	$114,195
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	617,331	643,963	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,279,580	2,372,245	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	7,330	7,390
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	24,276	24,314	(c)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	279,457	294,478
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	181,386	190,455
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	310,664	353,769
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	765,028	825,274

Total Airlines				4,826,083

Building Products - 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	1,740,000	1,824,825	(a)

Commercial Services & Supplies - 2.1%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,120,000	1,156,400	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	890,000	980,718
ADT Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,065,475
Broadspectrum Ltd., Senior Notes	8.375%	5/15/20	464,000	484,474	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000	1,868,400	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,130,000	1,101,750
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	1,460,000	1,511,100	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,300,000	1,317,875	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	2,800,000	2,877,000	(a)

Total Commercial Services & Supplies				12,363,192

Construction & Engineering - 0.8%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000	652,050	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,232,243	2,254,565	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	670,000	699,313	(a)
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	650,000	684,125	(a)

Total Construction & Engineering				4,290,053

Electrical Equipment - 0.5%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	3,000,000	2,752,500	(a)(b)

Machinery - 2.4%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	2,780,000	2,839,075	(a)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,990,000	2,084,525	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	4,843,000	4,497,936	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	960,000	985,800	(a)
Tennant Co., Senior Notes	5.625%	5/1/25	1,350,000	1,409,063	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	1,700,000	1,740,375	(a)

Total Machinery				13,556,774

Marine - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,720,000	3,334,050	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Road & Rail - 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,130,000	$1,980,900	(a)

Trading Companies & Distributors - 0.6%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	285,450	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,860,000	3,004,716

Total Trading Companies & Distributors				3,290,166

Transportation - 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes	10.750%	4/1/20	1,153,188	691,913	(a)(b)

TOTAL INDUSTRIALS				57,764,310

INFORMATION TECHNOLOGY - 1.6%
Electronic Equipment, Instruments & Components - 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,540,000	1,526,525

Internet Software & Services - 0.3%
Bankrate Inc., Senior Notes	6.125%	8/15/18	957,000	968,962	(a)
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	961,400

Total Internet Software & Services				1,930,362

IT Services - 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	990,000	504,900	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	1,510,000	1,622,797	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,090,000	1,118,885	(a)

Total IT Services				3,246,582

Software - 0.0%
Booz Allen Hamilton Inc., Senior Notes	5.125%	5/1/25	280,000	285,603	(a)

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	2,190,000	2,326,875	(a)

TOTAL INFORMATION TECHNOLOGY				9,315,947

MATERIALS - 9.7%
Chemicals - 0.7%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	650,000	689,000	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,108,885	1,111,657	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	700,000	727,125	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,696,000	(a)

Total Chemicals				4,223,782

Construction Materials - 0.8%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	420,000	448,350	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,872,606	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	1,200,000	1,260,000	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	930,000	976,500

Total Construction Materials				4,557,456

Containers & Packaging - 2.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000	270,400	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	930,000	1,016,025	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	4,340,000	4,497,325	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	920,000	949,325	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,165,000	3,560,625
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	519,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	3,000,000	3,093,750

Total Containers & Packaging				13,906,800

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 5.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	$2,582,650	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,400,000	1,424,500	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	2,480,000	2,548,200	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	550,000	554,246	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	1,200,000	1,230,000	(a)
ArcelorMittal SA, Senior Notes	6.250%	3/1/21	3,000,000	3,285,000
Arconic Inc., Senior Notes	5.400%	4/15/21	3,000,000	3,228,750
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,449,500	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	1,940,000	1,983,650	(a)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	570,000	588,525	(a)
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	2,570,000	2,647,100	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,852,200
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	900,000	951,750	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	2,536,000	2,710,350	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,915,333	45,489	*(a)(h)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	20,789	0	(a)(c)(d)(e)
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	2,070,000	2,261,475	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	488,800

Total Metals & Mining				30,832,185

Paper & Forest Products - 0.5%
Mercer International Inc., Senior Notes	7.750%	12/1/22	850,000	915,875
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,769,850	(a)

Total Paper & Forest Products				2,685,725

TOTAL MATERIALS				56,205,948

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	710,000	714,045
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	228,525
CoreCivic Inc., Senior Notes	5.000%	10/15/22	960,000	998,400
CoreCivic Inc., Senior Notes	4.625%	5/1/23	390,000	392,925
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	3,112,000	3,213,140
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,400,000	1,414,000
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	2,000,000	2,097,500	(a)
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	225,160
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	406,820	(a)

Total Equity Real Estate Investment Trusts (REITs)				9,690,515

Real Estate Management & Development - 0.1%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	560,000	607,600	(a)

TOTAL REAL ESTATE				10,298,115

TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 2.9%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	810,000	840,375	(a)
Frontier Communications Corp., Senior Notes	8.875%	9/15/20	2,860,000	3,029,798
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	3,900,000	3,670,680
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,995,450	(a)
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	2,480,000	2,579,200
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,570,000	1,588,075	*(a)(h)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,070,000	1,096,750
Windstream Services LLC, Senior Notes	7.750%	10/1/21	680,000	686,800

Total Diversified Telecommunication Services				16,487,128

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - 3.5%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,960,000	$3,141,300	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,607,000	2,878,258
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	1,310,000	1,522,875	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	370,000	456,255
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	6,975,000	7,646,344	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	694,400
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	920,000	1,166,100
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,925,000

Total Wireless Telecommunication Services				20,430,532

TOTAL TELECOMMUNICATION SERVICES				36,917,660

UTILITIES - 1.2%
Electric Utilities - 0.4%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	330,309	277,873
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,615,000	1,886,069

Total Electric Utilities				2,163,942

Independent Power and Renewable Electricity Producers - 0.8%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	5,173,503	4,675,554
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	155,684	142,645

Total Independent Power and Renewable Electricity Producers				4,818,199

TOTAL UTILITIES				6,982,141

TOTAL CORPORATE BONDS & NOTES (Cost - $444,958,709)				437,623,191

ASSET-BACKED SECURITIES - 4.6%
Ameriquest Mortgage Securities Inc., 2002-C M1	4.366%	11/25/32	1,941,837	1,863,362	(f)
Asset-Backed Funding Certificates, 2004-OPT5 M1	2.116%	3/25/34	2,537,218	2,196,814	(f)
Avery Point CLO Ltd., 2015-6A E1	6.534%	8/5/27	1,500,000	1,452,300	(a)(f)
Babson CLO Ltd., 2015-2A E	6.706%	7/20/27	1,000,000	978,541	(a)(f)
Carlyle Global Market Strategies, 2015-2A D	6.470%	4/27/27	1,000,000	984,158	(a)(f)
Catskill Park CLO Ltd., 2017-1A D	1.000%	4/20/29	1,200,000	1,164,000	(a)(c)(d)(f)
Cumberland Park CLO Ltd., 2015-2A E	6.156%	7/20/26	750,000	722,113	(a)(f)
Dryden Senior Loan Fund, 2015-40A E	6.989%	8/15/28	1,750,000	1,751,979	(a)(f)
Galaxy CLO Ltd., 2015-20A E	6.656%	7/20/27	500,000	488,747	(a)(f)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.356%	7/20/27	1,500,000	1,463,187	(a)(f)
GSAA Trust, 2006-5 2A3	1.261%	3/25/36	3,621,343	2,513,969	(f)
GSAMP Trust, 2004-SEA2 M2	2.241%	3/25/34	2,424,386	1,769,004	(f)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	1.141%	3/25/37	2,078,772	1,832,651	(f)
Jamestown CLO Ltd., 2015-8A D2	7.908%	1/15/28	1,475,000	1,467,768	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - (continued)
Marathon CLO Ltd., 2015-8A C	5.208%	7/18/27	950,000	$929,855	(a)(f)
Neuberger Berman CLO Ltd., 2015-19A D	6.408%	7/15/27	1,250,000	1,196,071	(a)(f)
Structured Asset Securities Corp., 2005-SC1 1A2	7.321%	5/25/31	2,687,942	2,355,549	(a)(f)
Treman Park CLO Ltd., 2015-1A E	7.230%	4/20/27	1,250,000	1,244,014	(a)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $26,009,235)				26,374,082

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
American Home Mortgage Assets, 2006-6 A1A	1.181%	12/25/46	4,078,123	3,164,195	(f)
Banc of America Funding Corp., 2015-R4 6A3	1.121%	8/27/36	2,640,000	1,944,001	(a)(f)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	226,655	221,742	(a)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	2,100,000	1,167,896	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	2.141%	9/25/34	2,322,876	2,166,476	(f)
Credit Suisse Mortgage Trust, 2015-2R 7A2	2.927%	8/27/36	2,450,501	2,011,531	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2	4.436%	10/25/29	2,110,000	2,158,114	(f)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	1,600,000	1,056,970	(a)(f)
Structured ARM Loan Trust, 2005-19XS M1II	1.641%	10/25/35	5,297,898	3,155,034	(f)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	1,029,596	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $17,143,025)				18,075,555

CONVERTIBLE BONDS & NOTES - 2.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	140,000	157,938	(a)

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	670,000	662,462	(a)
Ensco Jersey Finance Ltd., Senior Notes	3.000%	1/31/24	110,000	102,094	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	1,360,000	1,208,700

TOTAL ENERGY				1,973,256

HEALTH CARE - 1.0%
Health Care Providers & Services - 1.0%
Brookdale Senior Living Inc., Senior Notes	2.750%	6/15/18	5,750,000	5,699,688

INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	440,000	410,850	(a)

Internet Software & Services - 0.2%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	570,000	568,578
WebMD Health Corp., Notes	2.625%	6/15/23	680,000	658,325	(a)

Total Internet Software & Services				1,226,903

Semiconductors & Semiconductor Equipment - 0.4%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	470,000	487,625	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	920,000	946,450	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	870,000	873,262	(a)

Total Semiconductors & Semiconductor Equipment				2,307,337

TOTAL INFORMATION TECHNOLOGY				3,945,090

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $11,739,081)				11,775,972

SENIOR LOANS - 7.6%
CONSUMER DISCRETIONARY - 2.4%
Diversified Consumer Services - 0.2%
Laureate Education Inc., 2017 Term Loan B	—	4/19/24	1,150,000	1,151,438	(i)

Hotels, Restaurants & Leisure - 0.4%
Boyd Gaming Corp., 2017 Term Loan B2	3.445%	9/15/23	1,001,148	1,007,137	(j)(k)
Landry’s Inc., 2016 Term Loan B	3.733%	10/4/23	585,866	587,258	(j)(k)
Scientific Games International Inc., 2017 Term Loan B3	4.994%	10/1/21	368,130	373,882	(j)(k)

Total Hotels, Restaurants & Leisure				1,968,277

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Media - 0.3%
Acosta Holdco Inc., 2015 Term Loan	4.250%	9/26/21	920,452	$858,893	(j)(k)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.982%	12/8/23	304,000	306,088	(j)(k)
Numericable U.S. LLC, USD Term Loan B10	4.422%	1/14/25	712,420	713,756	(j)(k)

Total Media				1,878,737

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. LLC, 2020 Term Loan	4.250%	10/25/20	1,601,989	1,282,192	(j)(k)

Specialty Retail - 1.0%
Academy Ltd., 2015 Term Loan B	4.993 - 5.172%	7/1/22	1,904,471	1,336,304	(j)(k)
Bass Pro Group LLC, Term Loan B	6.147%	12/16/23	470,000	458,691	(j)(k)
CWGS Group LLC, 2016 Term Loan	4.736 - 4.743%	11/8/23	758,100	764,354	(j)(k)
Party City Holdings Inc., 2016 Term Loan	4.030 - 4.180%	8/19/22	233,825	233,888	(j)(k)
Petco Animal Supplies Inc., 2017 Term Loan B	4.172%	1/26/23	982,488	895,292	(j)(k)
PetSmart Inc., Term Loan B2	4.020%	3/11/22	588,499	543,258	(j)(k)
Spencer Gifts LLC, Second Lien Term Loan	9.280%	6/29/22	2,300,000	1,725,000	(c)(j)(k)

Total Specialty Retail				5,956,787

Textiles, Apparel & Luxury Goods - 0.3%
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	2,077,600	1,397,186	(j)(k)

TOTAL CONSUMER DISCRETIONARY				13,634,617

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Albertsons LLC, USD 2016 Term Loan B6	4.302%	6/22/23	997,500	1,003,036	(j)(k)

ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	1,030,909	837,613	*

Oil, Gas & Consumable Fuels - 0.7%
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	1,010,000	1,092,904	(j)(k)
Blue Ridge Mountain Resources Inc., Exit Term Loan	8.000%	5/6/19	807,925	807,925	(c)(d)(j)(k)
Westmoreland Coal Co., Term Loan B	7.647%	12/16/20	2,021,984	1,865,280	(c)(j)(k)

Total Oil, Gas & Consumable Fuels				3,766,109

TOTAL ENERGY				4,603,722

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
UFC Holdings LLC, First Lien Term Loan	4.250%	8/18/23	378,100	380,801	(j)(k)

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.3%
Lantheus Medical Imaging Inc., 2017 Term Loan	5.500%	6/30/22	1,670,000	1,678,350	(j)(k)

Health Care Providers & Services - 0.9%
Jaguar Holding Co. II, 2015 Term Loan B	4.250 - 4.397%	8/18/22	467,620	470,777	(j)(k)
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.897%	6/7/23	912,104	925,026	(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.151%	3/25/21	2,618,000	2,640,907	(c)(j)(k)
Vizient Inc., 2016 Term Loan B	5.000%	2/13/23	1,413,924	1,423,938	(j)(k)

Total Health Care Providers & Services				5,460,648

Pharmaceuticals - 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	3.750%	5/20/21	1,217,082	1,232,803	(j)(k)

TOTAL HEALTH CARE				8,371,801

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.1%
WP CPP Holdings LLC, New Second Lien Term Loan	8.922%	4/30/21	985,000	$896,350	(c)(j)(k)

Air Freight & Logistics - 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2	3.743%	3/20/22	1,500,000	1,524,380	(j)(k)

Airlines - 0.0%
Air Canada, 2016 Term Loan B	3.900%	10/6/23	199,885	201,467	(j)(k)

Building Products - 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	4.243%	11/15/23	375,060	378,264	(j)(k)

Marine - 0.4%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	2,403,500	2,193,194	(c)(j)(k)

TOTAL INDUSTRIALS				5,193,655

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.3%
Zebra Technologies Corp., 2016 Term Loan B	3.600%	10/27/21	1,553,706	1,570,705	(j)(k)

Internet Software & Services - 0.2%
Ancestry.com Operations Inc., Second Lien Term Loan	9.270%	10/19/24	1,370,000	1,408,246	(j)(k)

TOTAL INFORMATION TECHNOLOGY				2,978,951

MATERIALS - 0.6%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., Term Loan B	3.743%	10/31/23	470,000	473,574	(j)(k)

Containers & Packaging - 0.4%
Berry Plastics Group Inc., Term Loan I	3.493 - 3.524%	10/1/22	445,195	448,688	(j)(k)
BWAY Holding Co., 2017 Term Loan B	4.233%	4/3/24	400,000	398,785	(j)(k)
Flex Acquisition Co. Inc., First Lien Term Loan	4.398%	12/29/23	376,000	378,726	(j)(k)
Reynolds Group Holdings Inc., USD 2017 Term Loan	3.993%	2/5/23	995,006	1,001,073	(j)(k)

Total Containers & Packaging				2,227,272

Metals & Mining - 0.1%
Essar Steel Algoma Inc., Term Loan	9.000%	8/9/19	1,465,200	611,721	*(h)(j)(k)

TOTAL MATERIALS				3,312,567

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Communications Sales & Leasing Inc., 2017 Term Loan B	4.000%	10/24/22	467,653	468,644	(j)(k)

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Windstream Services, LLC, Repriced Term Loan B6	5.000%	3/29/21	208,053	210,437	(j)(k)

UTILITIES - 0.6%
Electric Utilities - 0.6%
Exgen Texas Power LLC, Term Loan B	5.897%	9/16/21	2,924,167	1,593,671	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,580,045	1,857,632	*(c)(h)(j)(k)

TOTAL UTILITIES				3,451,303

TOTAL SENIOR LOANS (Cost - $48,994,766)				43,609,534

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SOVEREIGN BONDS - 0.5%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,570,000	$1,721,505
Republic of Argentina, Senior Bonds	5.625%	1/26/22	580,000	605,520
Republic of Argentina, Senior Bonds	6.875%	1/26/27	800,000	847,200

TOTAL SOVEREIGN BONDS (Cost - $2,943,028)				3,174,225

			SHARES
COMMON STOCKS - 2.0%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			83,175	558,104	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	184,466	*(c)(d)

TOTAL CONSUMER DISCRETIONARY				742,570

ENERGY - 1.8%
Energy Equipment & Services - 0.5%
Hercules Offshore Inc. (Escrow)			134,398	37,901	*(c)(d)
KCAD Holdings I Ltd.			282,728,964	2,685,925	*(c)(d)

Total Energy Equipment & Services				2,723,826

Oil, Gas & Consumable Fuels - 1.3%
Berry Petroleum Co.			277,219	3,326,628	*(c)(d)
Blue Ridge Mountain Resources Inc.			437,037	4,042,592	*(c)(d)
MWO Holdings LLC			738	135,689	*(c)(d)
Sanchez Energy Corp.			3,107	24,048	*

Total Oil, Gas & Consumable Fuels				7,528,957

TOTAL ENERGY				10,252,783

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)			15,700	200,175	*(c)(d)

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			54,688	161,877	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,085	0	*(a)(c)(d)(e)

TOTAL INDUSTRIALS				161,877

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			4,234,989	0	*(c)(d)(e)

Paper & Forest Products - 0.0%
Verso Corp., Class A Shares			271	1,645	*

TOTAL MATERIALS				1,645

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571	1	*

TOTAL COMMON STOCKS (Cost - $27,343,700)				11,359,051

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

SECURITY	RATE	SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 1.2%
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Berry Petroleum Co.	6.000%	302,382	$3,477,393	(b)(c)
Berry Petroleum Co.	6.000%	4,529	52,083	(b)(c)(l)
Sanchez Energy Corp.	6.500%	41,400	1,399,734

TOTAL ENERGY			4,929,210

HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Allergan PLC	5.500%	2,029	1,756,668

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $6,347,574)			6,685,878

INVESTMENTS IN UNDERLYING FUNDS - 1.0%
PowerShares Senior Loan Portfolio (Cost - $5,700,400)		247,110	5,752,721

PREFERRED STOCKS - 0.6%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Scorpio Tankers Inc.	8.250%	6,350	159,702

FINANCIALS - 0.5%
Consumer Finance - 0.5%
GMAC Capital Trust I	6.967%	114,437	2,913,566	(f)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	24,305,700	243,057	*(c)(d)

TOTAL PREFERRED STOCKS (Cost - $5,190,350)			3,316,325

TOTAL INVESTMENTS - 98.4% (Cost - $596,369,868#)			567,746,534
Other Assets in Excess of Liabilities - 1.6%			9,504,079

TOTAL NET ASSETS - 100.0%			$577,250,613

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The coupon payment on these securities is currently in default as of April 30, 2017.

(i)	All or a portion of this loan is unfunded as of April 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Restricted security (See Note 3)

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CLO	— Collateral Loan Obligation

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2017

At April 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	439	6/17	$51,620,197	$51,980,344	$360,147
U.S. Treasury Ultra Long-Term Bonds	29	6/17	4,631,236	4,725,188	93,952

					454,099

Contracts to Sell:
U.S. Treasury 10-Year Notes	580	6/17	72,000,640	72,916,875	(916,235)

Net unrealized depreciation on open futures contracts					$(462,136)

At April 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	809,439	USD	605,776	Barclays Bank PLC	7/20/17	$(480)
EUR	4,952,454	USD	5,278,196	Barclays Bank PLC	7/20/17	138,093

Total						$137,613

Abbreviations used in this table:

AUD	— Australian Dollar
EUR	— Euro
USD	— United States Dollar

At April 30, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.28 Index)	$11,910,000	6/20/22	5.000% quarterly	$(909,924)	$(873,276)	$(36,648)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$86,339,057	$1,466,542		$87,805,599
Energy	—	68,333,674	0	*	68,333,674
Industrials	—	57,739,996	24,314		57,764,310
Materials	—	56,205,948	0	*	56,205,948
Other Corporate Bonds & Notes	—	167,513,660	—		167,513,660
Asset-Backed Securities	—	25,210,082	1,164,000		26,374,082
Collateralized Mortgage Obligations	—	18,075,555	—		18,075,555
Convertible Bonds & Notes	—	11,775,972	—		11,775,972
Senior Loans:
Consumer Discretionary	—	11,909,617	1,725,000		13,634,617
Energy	—	1,930,517	2,673,205		4,603,722
Health Care	—	5,730,894	2,640,907		8,371,801
Industrials	—	2,104,111	3,089,544		5,193,655
Utilities	—	1,593,671	1,857,632		3,451,303
Other Senior Loans	—	8,354,436	—		8,354,436
Sovereign Bonds	—	3,174,225	—		3,174,225
Common Stocks:
Consumer Discretionary	—	—	742,570		742,570
Energy	$24,048	—	10,228,735		10,252,783
Health Care	—	—	200,175		200,175
Industrials	—	—	161,877		161,877
Materials	1,645	—	0	*	1,645
Telecommunication Services	1	—	—		1
Convertible Preferred Stocks:
Energy	—	1,399,734	3,529,476		4,929,210
Health Care	1,756,668	—	—		1,756,668
Investments in Underlying Funds	5,752,721	—	—		5,752,721
Preferred Stocks:
Industrials	—	—	243,057		243,057
Other Preferred Stocks	3,073,268	—	—		3,073,268

Total Investments	$10,608,351	$527,391,149	$29,747,034		$567,746,534

Other Financial Instruments:
Futures Contracts	$454,099	—	—		$454,099
Forward Foreign Currency Contracts	—	$138,093	—		138,093

Total Other Financial Instruments	$454,099	$138,093	—		$592,192

Total	$11,062,450	$527,529,242	$29,747,034		$568,338,726

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Futures Contracts	$916,235	—	—		$916,235
Forward Foreign Currency Contracts	—	$480	—		480
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	36,648	—		36,648

Total	$916,235	$37,128	—		$953,363

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		INDUSTRIALS	MATERIALS		ASSET-BACKED SECURITIES
Balance as of July 31, 2016	$2,299,752	$0	*	—	$0	*	—
Accrued premiums/discounts	14,091	—		—	—		—
Realized gain (loss)	29,370	—		—	—		—
Change in unrealized appreciation (depreciation)[1]	(14,091)	—		—	(206)		—
Purchases	145,790	—		—	206		$1,164,000
Sales	(1,008,370)	—		—	—		—
Transfers into Level 3[2]	—	—		$24,314	—		—
Transfers out of Level 3	—	—		—	—		—

Balance as of April 30, 2017	1,466,542	$0	*	$24,314	$0	*	$1,164,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[1]	$(14,091)	—		—	$(206)		—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	HEALTH CARE	INDUSTRIALS	UTILITIES
Balance as of July 31, 2016	$3,268,743	$2,440,728	$2,325,012	$2,546,005	$3,249,266	$2,960,099
Accrued premiums/discounts	25,028	1,366	11,040	1,335	15,610	14,161
Realized gain (loss)	1,112	65,619	275	—	3,885	(91,253)
Change in unrealized appreciation (depreciation)[1]	(156,797)	(75,093)	304,388	93,567	(84,342)	(435,132)
Purchases	—	—	47,925	—	—	25,545
Sales	(15,900)	(2,432,620)	(15,435)	—	(94,875)	(615,788)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[3]	(1,397,186)	—	—	—	—	—

Balance as of April 30, 2017	$1,725,000	—	$2,673,205	$2,640,907	$3,089,544	$1,857,632

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[1]	$(173,504)	—	$304,388	$93,567	$(84,342)	$(457,848)

	COMMON STOCKS						CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		ENERGY	INDUSTRIALS	TOTAL
Balance as of July 31, 2016	$1,029,459	$1,724,647	$192,325	$774,556	$0	*	—	—	$22,810,592
Accrued premiums/discounts	—	—	—	—	—		—	—	82,631
Realized gain (loss)	—	—	—	—	—		—	—	9,008
Change in unrealized appreciation (depreciation)[1]	(286,889)	(8,623,961)	7,850	1,380,619	—		$711,616	$(1,750,240)	(8,928,711)
Purchases	—	13,186,311	—	448,571	—		2,817,860	1,993,297	19,829,505
Sales	—	(100,854)	—	(2,441,869)	—		—	—	(6,725,711)
Transfers into Level 3[2]	—	4,042,592	—	—	—		—	—	4,066,906
Transfers out of Level 3[3]	—	—	—	—	—		—	—	(1,397,186)

Balance as of April 30, 2017	$742,570	$10,228,735	$200,175	$161,877	$0	*	$3,529,476	$243,057	$29,747,034

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[1]	$(286,889)	$(8,623,961)	$7,850	$(286,695)	—		$711,616	$(1,750,240)	$(10,560,355)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At April 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,535,708
Gross unrealized depreciation	(47,159,042)

Net unrealized depreciation	$(28,623,334)

3. Restricted securities

The following Fund investment is restricted to resale.

Security	Number of Shares	Date of Acquisition	Cost	Value at 4/30/17	Value Per Share	Percent of Net Assets
Berry Petroleum Co.	4,529	2/17	$45,290	$52,083	$11.50	0.00%

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	June 23, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 23, 2017